Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Mercer Insurance Group, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2005, as filed with the Securities and Exchange Commission and amended on the date hereof (the “Report”), I, David B. Merclean, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)      the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2006	/s/ David B. Merclean

David B. Merclean
Senior Vice President and Chief Financial Officer

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